UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 6, 2024
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The Vita Coco Company, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40950	11-3713156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Park Avenue South
Seventh Floor
New York, New York 10003
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, include area code) (212) 206-0763
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COCO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2024 (the “Effective Date”), The Vita Coco Company, Inc. (the “Company”) entered into a Second Amendment (the “Second Amendment”) to that certain Amended and Restated Employment Agreement, by and between the Company and Michael Kirban, dated October 20, 2021, as further amended effective as of May 2, 2022 (the “Employment Agreement”), which extends the term of the Employment Agreement and provides that Mr. Kirban will continue to be employed by the Company in the role of Executive Chairman and also continue to serve as Chairman of the Board of Directors of the Company (the “Board”).

Pursuant to the Second Amendment, (i) Mr. Kirban shall continue to serve as the Company’s Executive Chairman and Co-Founder and provide his services in such capacity through December 31, 2027, (ii) in his capacity as Executive Chairman, Mr. Kirban shall continue to report to the Board, (iii) Mr. Kirban’s rate of base salary will be increased to at least $525,000 per year; provided, that such compensation shall be annually reviewed by the Compensation Committee of the Board, (iv) Mr. Kirban’s annual cash bonus percentage will be increased from 80% to 100% of his then-current base salary, and his additional stretch cash bonus percentage will be increased from 80% to 100% of his then-current base salary, (v) Mr. Kirban may not be terminated without “cause” (as such term is defined in the Employment Agreement) prior to December 31, 2026, and (vi) the Board will no longer have the ability to move Mr. Kirban from full-time to part-time employee of the Company without triggering Mr. Kirban’s right to resign for “good reason” (as such term is defined in the Employment Agreement).

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Amended and Restated Employment Agreement, by and between The Vita Coco Company, Inc. and Michael Kirban, dated March 4, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE VITA COCO COMPANY, INC.

Date: March 6, 2024	By:	/s/ Martin Roper
Name: Martin Roper
Title: Chief Executive Officer